FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported): December 6, 1999


                          THE HARTCOURT COMPANIES INC.
             (Exact name of registrant as specified in its charter.)


                                      Utah
                    (State of incorporation or organization)


                                    001-12671
                            (Commission File Number)


                                   87-0400541
                      (I.R.S. Employee Identification No.)


              1196 East Willow Street, Long Beach, California 91730
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (562) 426-9796






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

Item 1.       Changes in Control of Registrant

              None

Item 2.       Acquisition or Disposition of Assets

              None

Item 3.       Bankruptcy or Receivership

              None

Item 4.       Changes in Registrant's Certifying Accountant

              None

Item 5.       Other Events

              None

Item 6.       Resignation of Registrant's Directors

     On December 6, 1999, Fred G. Luke and Jon L. Lawver resigned as Directors and officers of the Company, effective immediately. There were no disagreements between the Company and either Mr. Luke or Mr. Lawver, nor have Mr. Luke or Mr. Lawver made a request that the company disclose any matter as a result of their resignation.

Item 7.       Financial Statements and Exhibits

              a)  Financial Statements - None

              b)  Exhibits

                  Exhibit 17(a) - Resignation letter of Mr. Fred G. Luke

                  Exhibit 17(b) - Resignation letter of Mr. Jon L. Lawver

Item 8.       Change in Fiscal Year

              None









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


                                    SIGNATURE



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE HARTCOURT COMPANIES INC.
                                                   (Registrant)



Dated: December 7, 1999                      By:     /s/ Alan Phan
                                                     Dr. Alan Phan
                                                     Chairman





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

                                EXHIBIT "17 (a)"



                       RESIGNATION LETTER OF FRED G. LUKE

                                  FRED G. LUKE
                         4695 MacArthur Court, Suite 530
                         Newport Beach, California 92660



                                       December 6, 1999



Board of Directors
The Hartcourt Companies, Inc.
1196 E. Willow Street
Long Beach, CA 90806

Gentlemen:

 I hereby resign as an Officer and a Director of The Hartcourt Companies, Inc. (the "Company") to be effective immediately. I state and represent that this resignation is not because of any disagreement between myself and the management of the Company relating to the Company's operations, policies and practices.

                                       Very truly yours,

                                       /s/ Fred G. Luke

                                       Fred G. Luke





FGL:c

                                 EXHIBIT "17(b)"



                       RESIGNATION LETTER OF JON L. LAWVER


                                  JON L. LAWVER
                         4695 MacArthur Court, Suite 530
                         Newport Beach, California 92660



                                       December 6, 1999




Board of Directors
The Hartcourt Companies, Inc.
1196 E. Willow Street
Long Beach, CA 90806

Gentlemen:

     I hereby resign as an Officer and a Director of The Hartcourt Companies, Inc. (the "Company") to be effective immediately. I state and represent that this resignation is not because of any disagreement between myself and the management of the Company relating to the Company's operations, policies and practices.

                                       Very truly yours,

                                       /s/ Jon L. Lawver

                                       Jon L. Lawver





JLL:c